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                                                                   EXHIBIT 10.40

                               IRREVOCABLE PROXY

          The undersigned shareholder of Pameco Corporation, a Georgia corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Littlejohn Fund II, L.P., a Delaware limited partnership ("Littlejohn"), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the issued and outstanding shares of voting Securities of the Company, whether common stock, preferred stock or otherwise, owned of record by the undersigned as of the date of this proxy, which Securities are specified on the final page of this proxy and (ii) any and all other Securities of the Company as to which the undersigned may acquire record ownership after the date hereof (the Securities of the Company referred to in (clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Subject Shares"). As of the Effective Time, all prior proxies given by the undersigned with respect to any of the Subject Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Subject Shares.

          This proxy is irrevocable, is coupled with an interest and is granted in connection with a Shareholders Agreement, dated as of the date hereof, between the Company, Littlejohn and the undersigned, a copy of which is attached hereto and made a part hereof (as hereafter amended from time to time, the "Shareholders Agreement"), and is granted in consideration of Littlejohn entering into the Securities Purchase Agreement, dated as of the date hereof, among Littlejohn, Quilvest American Equity, Ltd. ("Quilvest") and the Company (as hereafter amended from time to time, the "Purchase Agreement"). Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Purchase Agreement.

          The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Subject Shares, at any time and from time to time, in its sole and absolute discretion (subject only to the terms and conditions of the Shareholders Agreement), at any meeting of the shareholders of the Company, however called, or in any written action by consent of shareholders of the Company, with respect to:

               (a)  the Matters to be Considered;

               (b) any action or agreement that would result in a breach of any covenant, obligation or agreement or any representation or warranty of the Company or Quilvest under or pursuant to the Purchase Agreement;

               (c) any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage obtaining the Required Approval (as defined in the Purchase Agreement), including (i) any corporate transaction not entered into in the ordinary course of business, including a merger, other business combination, reorganization, consolidation, recapitalization, dissolution or liquidation involving the Company, (ii) a sale or transfer of a material amount of assets of Company, (iii) any election of members to the board of directors of Company, (iv) any change in the capitalization of the Company, except in accordance with the Purchase Agreement,
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(v) any change in the Articles of Incorporation, By-laws or other organizational or constitutive documents of the Company, except in accordance with the Purchase Agreement, or (vi) any other material change in the corporate structure or business of the Company; and

               (d) so long as the Purchase Agreement has not been terminated in accordance with its terms, on all other matters brought before a vote of the shareholders, including a vote for the election of directors; provided, that nothing contained in this proxy shall permit Littlejohn to vote the Subject Shares in contravention of the provision of the Shareholders Agreement.

          This proxy shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Subject Shares in accordance with the Shareholders Agreement).

          The undersigned hereby confirms each and every action to be taken by Littlejohn pursuant to this proxy as if it were its own and waives any right to make any claim against Littlejohn that may arise, directly or indirectly, as a result of Littlejohn's voting of any of the Subject Shares by virtue of this proxy.

          Any term or provision of this proxy which is invalid or unenforceable, in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this proxy or affecting the validity or enforceability of any of the terms or provisions of this proxy in any other jurisdiction. If any provision of this proxy is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          Notwithstanding anything to the contrary, this proxy shall become effective only as of, and subject to, the occurrence of the Effective Time, and shall terminate immediately upon the termination of the Shareholders Agreement pursuant to Section 11 thereof and shall terminate earlier as to particular Subject Shares to the extent set forth in Section 11 of the Shareholders Agreement.


Dated:  February 18, 2000



  /s/ Willem de Vogel
----------------------------
Willem de Vogel

Number of shares of Class A Common Stock,
$.01 par value per share, of the Company owned of record as of the date of this proxy: ______

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Number of shares of Class B Common Stock,
$.01 par value per share, of the Company
owned of record as of the date of this proxy:  122,379
                                               -------

Number of shares of Series A Cumulative Convertible
Pay-in-Kind Preferred Stock, $1.00 par value per share, of the Company owned of record as of the date of this proxy: ___________

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